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                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                            AND EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/X/ Definitive Additional Materials
/ /Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
_____________PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC._____________
                (Name of Registrant as Specified In Its Charter)
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or  Item
   22(a)(2) of Schedule 14A.
/ /$500  per  each  party  to  the controversy  pursuant  to  Exchange  Act Rule
   14a-6(i)(3).
/ /Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:
________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________

(5) Total fee paid:
________________________________________________________________________________

/X/ Fee paid previously with preliminary materials.

/ /Check  box if any part of the fee  is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: $125 per Registrant
________________________________________________________________________________

(2) Form, Schedule or Registration Statement No.: Schedule 14A
________________________________________________________________________________

(3) Filing Party: Above-named Registrants
________________________________________________________________________________

(4) Date Filed: February [  ], 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
             PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC.
               (DOING BUSINESS AS INSURED MUNICIPAL INCOME FUND)

                          1285 Avenue of the Americas
                            New York, New York 10019

                                                               February 28, 1996
Dear Shareholder:

    Enclosed is a proxy statement asking you to vote in favor of several proposals relating to the management and operation of your Fund.

    Special meetings of Investment Grade Municipal Income Fund Inc. and PaineWebber Premier Insured Municipal Income Fund Inc. (doing business as Insured Municipal Income Fund) are being held on April 11, 1996 to consider these proposals and to transact any other business that may properly come before the meetings. In the past, when we have solicited proxies for your Fund, we have enclosed a proxy statement directed solely to the shareholders of your Fund. This time, however, shareholders of both Funds are being asked to approve substantially the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Fund as well. Therefore, in order to save money, one proxy statement has been prepared for both Funds. This proxy statement contains detailed information about each of the proposals relating to your Fund, and we recommend that you read it carefully. However, we have also attached some Questions and Answers that we hope will assist you in evaluating the proposals.

    We have retained an outside firm that specializes in proxy solicitation to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that their telephone call does not inconvenience you.

    Thank you for your attention to this matter and for your continuing investment in the Funds.

                                          Very truly yours,

                                                         [LOGO]
                                          Margo N. Alexander
                                          PRESIDENT
 Proxy cards for each of your Funds are enclosed along with the proxy statement. Please vote your shares today by signing and returning EACH enclosed proxy card in the postage prepaid envelope provided. The Board of your Fund recommends that you vote "FOR" each proposal.

                             QUESTIONS AND ANSWERS

Q: WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:  The purpose of this proxy is to ask you to vote on two primary issues:

       -to elect ten Board members, and

       -to approve changes to your Fund's fundamental investment restrictions.

    In addition, shareholders of PaineWebber Premier Insured Municipal Income Fund Inc. are being asked to approve an amendment to the Fund's Articles of Incorporation that would change the formal name of the Fund to "Insured Municipal Income Fund Inc." The Fund has been doing business under the name "Insured Municipal Income Fund" since August 1995.

Q: WHY AM I RECEIVING PROXY INFORMATION ON A FUND THAT I DO NOT OWN?

A:   In the past, when we have solicited proxies for your Fund, we have enclosed a proxy statement directed solely to the shareholders of your Fund. This time, however, shareholders of both of these Funds are being asked to approve substantially the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Fund as well. Therefore, in order to save money, one proxy statement has been prepared for both Funds.

Q: WHY ARE YOU RECOMMENDING A UNIFIED BOARD FOR THE FUNDS?

A:   A  Corporate Governance  Task Force,  comprised of  a number  of the Funds'
    existing Board members, assisted by Mitchell Hutchins representatives, recommended to the Fund Boards, and they agreed, that PaineWebber funds should be governed by larger Boards composed of the same members. The Task Force concluded that this "unified" Board structure benefits the Funds by creating a diverse, experienced group of Board members who understand the operations of the PaineWebber funds and are exposed to the wide variety of issues that arise from overseeing different types of funds.

Q: WHY HAS THE BOARD BEEN EXPANDED TO TEN MEMBERS?

A: At the recommendation of the Corporate Governance Task Force, each Fund's Board has been expanded to include ten members, seven of whom would be independent. As before, two of each Fund's Board members would be elected by the holders of the Fund's Auction Preferred Shares, and the remainder of the Board members would be elected by all of the Fund's shareholders, voting together.

    The Task Force considered issues relating to the management and long-term welfare of the Funds. It recommended, and the Boards agreed to adopt, an expanded Board as part of an overall plan to coordinate and enhance the efficiency of the governance of the Funds. Expanding the size of the Boards is intended to facilitate the increased use of Board committees for different purposes, including the periodic review of the Funds' contractual and audit arrangements. The Fund Boards approved the Task Force recommendations and nominated ten individuals drawn primarily from the existing Boards.

Q: WILL THE PROPOSED CHANGES RESULT IN HIGHER ADVISORY FEES?

A:   No. The advisory  and administrative fees charged  to each Fund will remain the same.

Q: WHAT  ARE  "FUNDAMENTAL" INVESTMENT  RESTRICTIONS,  AND WHY  ARE  THEY  BEING
    CHANGED?

A:   A Fund's "fundamental" investment  restrictions are limitations placed on a
    Fund's investment policies that can be changed only by a shareholder vote--EVEN IF THE CHANGES ARE MINOR. The law requires certain investment policies to be designated as fundamental. Each Fund adopted a number of fundamental investment restrictions when the Fund was created, and many of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.

    The Funds' Boards believe that fundamental investment restrictions that are not legally required should be eliminated and that the remaining fundamental restrictions should be modernized and made more uniform. The Boards believe that the proposed changes to the Funds' fundamental investment restrictions will provide greater flexibility. The proposed changes also will eliminate minor differences in wording that may give rise to unintended differences in interpretation among funds in the PaineWebber fund complex.

Q: DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A:  No. None of  the proposals would change  the investment objective of  either
    Fund.

Q: WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL RESTRICTIONS?

A:   The  Boards  do  not  believe that  the  proposed  changes  to  fundamental investment restrictions will result at this time in a material change in the level of investment risk for either Fund. However, the changes will allow each Fund greater flexibility to respond to future investment opportunities by making changes in non-fundamental investment policies that, at a future time, its Board considers desirable. A shareholder vote will not be necessary for future changes to non-fundamental investment policies or restrictions.

Q: WHAT ARE MY BOARD'S RECOMMENDATIONS?

A: The Board of each Fund has recommended that you vote "FOR" the nominees for Board member and "FOR" each Proposal that applies to your Fund.
 THE  ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT EACH OF
     THE PROPOSALS RELATING TO YOUR FUND. PLEASE READ IT CAREFULLY.

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
             PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC.
               (DOING BUSINESS AS INSURED MUNICIPAL INCOME FUND)
                            ------------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON APRIL 11, 1996
                           --------------------------

TO THE SHAREHOLDERS:
    Special meetings of the shareholders of each of Investment Grade Municipal Income Fund Inc. and PaineWebber Premier Insured Municipal Income Fund Inc. (doing business as Insured Municipal Income Fund) ("Funds") will be held at 1285 Avenue of the Americas, 38th Floor, New York, New York, on April 11, 1996 at 2:00 p.m., Eastern time, for the purpose of considering the following proposals with respect to the Funds:
    (1) For each Fund, for all of its shareholders to elect eight members of its Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified;
    (2) For each Fund, for the holders of the Fund's auction preferred shares to elect two members of its Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified;
    (3) For each Fund, to approve certain changes to its fundamental investment restrictions;
    (4) For PaineWebber Premier Insured Municipal Income Fund Inc., to amend its Articles of Incorporation to change its name to "Insured Municipal Income Fund Inc."; and
    (5) For each Fund, to transact such other business as may properly come before the meetings and any adjournments thereof.
    You are entitled to vote at the meetings, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on February 16, 1996. If you attend the meetings, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETINGS, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the Boards,
                                          Dianne E. O'Donnell
                                          SECRETARY
February 28, 1996
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN
     ENCLOSED YOU WILL FIND ONE OR MORE PROXY CARDS RELATING TO EACH OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS INDICATED ON THE CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY. UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1.    Individual Accounts:   Sign  your name  exactly as  it appears  in the
registration on the proxy card.

    2.   Joint Accounts:   Either  party may  sign, but  the name  of the  party
signing should conform exactly to the name shown in the registration on the proxy card.

    3.  All Other Accounts:   The capacity of  the individual signing the  proxy
card should be indicated unless it is reflected in the form of registration. For example:

                                 REGISTRATION                                               VALID SIGNATURE
-------------------------------------------------------------------------------  --------------------------------------

Corporate Accounts
    (1) ABC Corp...............................................................  ABC Corp.
                                                                                 John Doe, Treasurer
    (2) ABC Corp...............................................................  John Doe, Treasurer
    (3) ABC Corp. c/o John Doe, Treasurer......................................  John Doe
    (4) ABC Corp. Profit Sharing Plan..........................................  John Doe, Trustee

Partnership Accounts
    (1) The XYZ Partnership....................................................  Jane B. Smith, Partner
    (2) Smith and Jones, Limited Partnership...................................  Jane B. Smith, General Partner

Trust Accounts
    (1) ABC Trust Account......................................................  Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/28/78....................................  Jane B. Doe

Custodial or Estate Accounts
    (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
        UGMA/ UTMA.............................................................  John B. Smith
    (2) Estate of John B. Smith................................................  John B. Smith, Jr.
                                                                                 Executor

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
             PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC.
               (DOING BUSINESS AS INSURED MUNICIPAL INCOME FUND)

                          1285 Avenue of the Americas
                            New York, New York 10019

                              --------------------

                                PROXY STATEMENT
         SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON APRIL 11, 1996
                              --------------------

    This proxy statement is being furnished to holders of Shares of Investment Grade Municipal Income Fund Inc. and PaineWebber Premier Insured Municipal Income Fund Inc. (doing business as Insured Municipal Income Fund) ("Funds") in connection with the solicitation by their respective Boards of proxies to be used at special meetings ("Meetings") of Shareholders to be held on April 11, 1996 at 2:00 p.m., Eastern time, or any adjournment or adjournments thereof. This proxy statement is being first mailed to Shareholders on or about March 4, 1996.

    Each Fund is a registered, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), organized as a Maryland corporation. Shares of the common stock ("Common Stock") and the auction preferred shares ("APS") of each Fund are referred to, collectively, as "Shares," and the holders of the Shares are "Shareholders." Each Fund's board of directors is referred to as a "Board," and the directors are "Board Members." A listing of the formal name for each Fund and the shorthand name for each Fund that is used in this proxy statement is set forth below.

                                                                                                                 PROPOSALS
                                                                                                               APPLICABLE TO
                             FUND NAME                                NAME AS USED IN THIS PROXY STATEMENT         FUND
-------------------------------------------------------------------  ---------------------------------------  ---------------
Investment Grade Municipal Income Fund Inc.........................  Investment Grade Income Fund             1, 2 and 3
PaineWebber Premier Insured Municipal Income Fund Inc..............  Insured Municipal Income Fund            1, 2, 3 and 4

    Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") is the investment adviser and administrator for each Fund. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), which, in turn, is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. PaineWebber has, from time to time, acted as a dealer and secondary market-maker in connection with over-the-counter secondary market sales of each Fund's Shares. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

                               VOTING INFORMATION

    For each Fund, the presence, in person or by proxy, of a majority of the Shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meetings.

    In the event that a quorum (including a quorum of a Fund's APS with respect to the election of the two Board Members who are to be elected by the APS) is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any proposal against the adjournment. A Shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposals 1 and 2, for which the required vote is a plurality or majority of the votes cast, but effectively will be a vote against adjournment and against Proposals 3 and 4 for which the required vote is a percentage of the Shares present or outstanding.

    The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions and are a holder of Shares of a Fund's Common Stock, those Shares will be voted FOR the eight nominees for the Board Memberships for which the holders of Common Stock are entitled to vote, as discussed in connection with Proposal 1; if you give no voting instructions and you are a holder of a Fund's APS, those Shares will be voted FOR all ten Board nominees named herein. Also, if you give no voting instructions, your Shares of both Common Stock and APS will be voted FOR the remaining proposals described in this proxy statement and relating to your Fund. If any nominee for the Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

    Information as to the number of outstanding Shares of each Fund as of the record date, February 16, 1996 ("Record Date"), is set forth below:

                                                                                            NUMBER OF SHARES      NUMBER OF
                                                                                            OF COMMON STOCK       SHARES OF
                                       NAME OF FUND                                           OUTSTANDING      APS OUTSTANDING
------------------------------------------------------------------------------------------  ----------------  -----------------
Investment Grade Income Fund..............................................................       10,356,667         1,600
Insured Municipal Income Fund.............................................................       20,628,363         3,000

    Management does not know of any person who owned beneficially 5% or more of the Shares of either Fund as of January 31, 1996. To the knowledge of management, the executive officers and Board Members of each Fund, as a group, owned less than 1% of the outstanding Shares of each Fund as of January 31, 1996.

    COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF EITHER FUND MAY REQUEST COPIES OF THAT FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019, OR BY CALLING 1-800-852-4750.

    Except as otherwise indicated herein, all of the outstanding Shares of a Fund's Common Stock and APS will vote together as a single class with respect to each matter proposed to be voted upon by the Fund's Shareholders at the Meetings. However, as described below in connection with Proposals 1 and 2, the holders of each Fund's APS, voting as a separate class, are entitled to elect two of their respective Fund's Board Members. Each full Share of each Fund outstanding is entitled to one vote, and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the holders of the Common Stock or APS of that Fund. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

                           --------------------------

                  PROPOSALS 1 AND 2--ELECTION OF BOARD MEMBERS

    RELEVANT FUNDS.  Both Funds.

    DISCUSSION. The Board of each Fund has acted to expand its membership and has nominated the ten individuals identified below for election to the related Fund's Board at its Meeting. Under Proposals 1 and 2, Shareholders of each Fund are being asked to vote on those nominees. For each Fund, holders of the Fund's APS, voting as a separate class, are entitled to elect two of that Fund's Board Members. Margo N. Alexander and Meyer Feldberg, each of whom currently is a member of each Fund's Board and has been elected by the holders of that Fund's APS, have been nominated by the current Boards to be elected to the Boards by the APS holders under Proposal 2. The other eight Board Members for each Fund will be elected by the holders of that Fund's Common Stock and APS, voting together as a single class. Those eight nominees are listed below and have been nominated by the current Boards to be elected to the Boards by the Common Stock and APS holders under Proposal 1. Pertinent information about each nominee is set forth in the listing below and in Exhibits A and B. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of Shareholders or until his or her successor is duly elected and qualified, or until he or she resigns or is otherwise removed.

    The increase in the size of the Boards and the nomination of a single group of nominees to serve as the Board Members for each Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Funds and of certain other investment companies that are part of the PaineWebber fund complex. This plan was developed by a Corporate Governance Task Force comprised of a number of current Board Members who are not "interested persons" of the Funds, as defined in the 1940 Act ("independent" Board Members), with the advice of their counsel, and assisted by representatives of Mitchell Hutchins and Fund counsel. The Corporate Governance Task Force considered various matters related to the management and long-term welfare of the Funds and made recommendations to the Boards, including proposals concerning the size and composition of the Boards, committee structures, fees and related matters. These proposals, the substance of which is summarized below, were adopted by the Boards at meetings in November 1995. The Boards acted in February 1996 to establish the size of the Boards at ten, following the untimely death of a member of several of the PaineWebber fund boards, who had been expected to be a nominee as an independent Board Member. The nominees for independent Board memberships were selected by the Board of each Fund. With the exception of the nominations for Board membership, which are the subject of Proposals 1 and 2, no Shareholder action is required with respect to the Corporate Governance Task Force recommendations.

    Consistent with the recommendations of the Corporate Governance Task Force, and concurrently with this proxy solicitation, shareholders of other funds within the PaineWebber fund complex are also being asked to elect the below-listed nominees to the boards of their funds. However, the election of the nominees for the Board of either of the Funds is not conditioned upon their election to the Board of the other Fund or of any other fund within the PaineWebber fund complex.

    The Boards believe that coordinated governance through a unified group of Board Members will benefit each of the Funds. Despite some recent consolidations, the PaineWebber fund complex has grown substantially in size in the years since the current Board structures were created. This growth has been due to the creation of new funds intended to serve a wide variety of investment needs and the recent acquisition of the asset management business of Kidder Peabody Asset Management, Inc. The PaineWebber fund complex currently includes over 60 portfolios of open-end and closed-end funds having a wide variety of investment objectives and policies. These include money market funds; bond funds that invest in corporate and other bonds with varying maturities and risk characteristics; municipal bond funds; balanced funds that invest in combinations of debt and equity securities; growth funds that invest in a wide variety of domestic equity securities; and global funds that invest in debt or equity securities from around the world. The Boards believe that the Funds will benefit from the experience that each nominee will gain by serving on the Boards of such a diverse group of funds. Coordinated governance within the PaineWebber fund complex also will reduce the possibility that the separate Boards might arrive at conflicting decisions regarding the operations and management of the Funds and avoid costs resulting from conflicting decisions.

    The Boards also believe that the Funds will benefit from the diversity and experience of the nominees that would comprise the expanded Boards. These nominees have had distinguished careers in government, finance, law, marketing and other areas and will bring a wide range of expertise to the Boards. Seven of the ten nominees have no affiliation with PaineWebber or Mitchell Hutchins and would be independent Board Members. Independent Board Members are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Funds and management. They also constitute the members of the Boards' audit committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an independent Board Member for one or more funds within the PaineWebber fund complex and understands the operations of the complex.

    The proposed unified Board structure will require a greater expenditure of time by each Board Member. Election of the ten nominees will permit the Boards to enhance their supervision of the Funds by increased use of a committee structure. Under the Board structure envisioned by the Corporate Governance Task Force and adopted by the Boards, each Board's audit committee will be divided into two sub-committees, each comprised of independent Board Members. Each sub-committee will function as an audit and contract review committee that periodically will review the contractual and audit arrangements for Funds having similar characteristics. The sub-committee structure will enable Board members both to develop expertise about particular Funds, while still benefiting from the experience and knowledge of the full Boards. Other committees may be used in the future, and the Boards will review the sub-committee structure from time to time to make necessary adjustments. It is anticipated that the full Boards will have five regularly scheduled meetings per year.

    As recommended by the Corporate Governance Task Force, the compensation paid to independent Board Members will change. Under the new structure, each independent Board Member will be paid annual fees of $1,000 (compared to $1,500 currently) per Fund and will receive an attendance fee of $150 (compared to $250 currently) for each Board meeting and for each committee meeting (other than committee meetings held on the same date as a Board meeting). It is anticipated that the chairs of the two audit and contract review sub-committees each will receive additional annual compensation from the PaineWebber funds in the aggregate amount of $15,000. Interested Board Members will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings. Pursuant to the recommendations of the Corporate Governance Task Force, each Board Member will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The following table sets forth information relating to the compensation paid to Board Members during the past fiscal and calendar years:

                               COMPENSATION TABLE

                                                        AMOUNT PAID DURING THE MOST RECENT
                                                          FISCAL YEAR FROM FUND TO BOARD
                                                                     MEMBERS                   TOTAL COMPENSATION PAID TO
                                                       ------------------------------------    BOARD MEMBERS FROM FUND AND
                                                       INVESTMENT GRADE   INSURED MUNICIPAL       FUND COMPLEX FOR THE
INDEPENDENT BOARD MEMBER (1)                              INCOME FUND        INCOME FUND     YEAR ENDED DECEMBER 31, 1995(2)
-----------------------------------------------------  -----------------  -----------------  -------------------------------
Richard Q. Armstrong.................................      $   1,250                  0                $     9,000
Richard Burt.........................................      $   1,250                  0                $     7,750
Meyer Feldberg.......................................      $   3,250          $   3,500                $   106,375
George W. Gowen......................................         --                 --                    $    99,750
Frederic V. Malek....................................         --                 --                    $    99,750
Carl W. Schafer......................................         --                 --                    $   118,175
John R. Torell III...................................      $   3,250          $   3,750                $    28,125
William D. White*....................................      $   2,750          $   3,250                $    33,125

----------------------------------
 *  Indicates Board Member who is not standing for reelection.

(1) Board Members who were not independent did not receive compensation from the Funds.

(2) No fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

    The nominees for election as Board Members, their ages, and a description of their principal occupations are listed in the table below. A table indicating each nominee's ownership of Fund Shares is attached as Exhibit B.

          NOMINEE; AGE                     BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS; OTHER DIRECTORSHIPS
---------------------------------  ------------------------------------------------------------------------------------
Margo N. Alexander;* 48            Mrs.  Alexander is  president, chief  executive officer  and a  director of Mitchell
                                   Hutchins (since January  1995). Mrs. Alexander  is an executive  vice president  and director  of  PaineWebber.  Mrs.  Alexander  also is  a  director  or  trustee  of 3 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.
Richard Q. Armstrong; 60           Mr. Armstrong is chairman  and principal of  RQA Enterprises (management  consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong is also  a director  of Hi  Lo Automotive,  Inc. He  was chairman  of the  board, chief executive officer and co-owner of Adirondack Beverages (producer and distributor  of soft  drinks and sparkling/still waters) (October 1993-March 1995). He was a partner
                                   of  the  New  England  Consulting  Group  (management  consulting  firm)   (December
                                   1992-September  1993).  He  was managing  director  of LVMH  U.S.  Corporation (U.S.
                                   subsidiary of the  French luxury  goods conglomerate, Louis  Vuitton Moet  Hennessey
                                   Corporation)   (1987-1991)  and  chairman  of   its  wine  and  spirits  subsidiary,
                                   Schieffelin & Somerset  Company (1987-1991).  Mr. Armstrong  also is  a director  or trustee  of 6 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.
E. Garrett Bewkes, Jr.;* 69        Mr. Bewkes is a director of,  and a consultant to, PW  Group. Prior to 1988, he  was chairman  of the board,  president and chief executive  officer of American Bakeries
                                   Company. Mr. Bewkes is also a director of Interstate Bakeries Corporation and  NaPro
                                   Bio-Therapeutics,  Inc. Mr. Bewkes  also is a  director or trustee  of 24 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.
Richard Burt; 47                   Mr. Burt is chairman of International Equity Partners (international investments and consulting firm) (since March 1994) and a partner of McKinsey & Company  (management consulting firm) (since 1991). He is also a director of American Publishing Company.
                                   He  was the chief negotiator  in the Strategic Arms  Reduction Talks with the former
                                   Soviet Union (1989-1991) and the U.S. Ambassador to the Federal Republic of  Germany
                                   (1985-1989).  Mr. Burt also is  a director or trustee  of 7 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          NOMINEE; AGE                     BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS; OTHER DIRECTORSHIPS
---------------------------------  ------------------------------------------------------------------------------------
Mary C. Farrell;* 46               Ms. Farrell is a managing director, senior investment strategist, and member of  the
                                   Investment  Policy Committee of PaineWebber. Ms. Farrell joined PaineWebber in 1982.
                                   She is a member of the Financial Women's Association and Women's Economic Roundtable
                                   and is employed as a regular panelist  on Wall $treet Week with Louis Rukeyser.  She serves  also on  the Board  of Overseers  of New  York University's  Stern School of
                                   Business.
Meyer Feldberg; 53                 Mr. Feldberg is Dean and Professor of Management of the Graduate School of Business,
                                   Columbia University. Prior to  1989, he was president  of the Illinois Institute  of
                                   Technology.  Dean Feldberg is also a director of AMSCO International Inc., Federated
                                   Department Stores,  Inc.  and  New World  Communications  Group  Incorporated.  Dean
                                   Feldberg also is a director or trustee of 19 investment companies for which Mitchell
                                   Hutchins or PaineWebber serves as investment adviser.
George W. Gowen; 66                Mr.  Gowen is a partner in the law  firm of Dunnington, Bartholow & Miller. Prior to
                                   May 1994, he was partner in the law firm of Fryer, Ross & Gowen. Mr. Gowen is also a director of Columbia Real Estate Investments, Inc.  Mr. Gowen also is a director  or trustee of 17 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.
Frederic V. Malek; 59              Mr. Malek is chairman of Thayer Capital Partners (investment bank) and a co-chairman and  director  of CB  Commercial  Group Inc.  (real  estate). From  January  1992 to
                                   November 1992, he was campaign manager of Bush-Quayle '92. From 1990 to 1992, he was vice chairman and, from 1989 to 1990,  he was president of Northwest Airlines  Inc.,
                                   NWA  Inc.  (holding company  of  Northwest Airlines  Inc.)  and Wings  Holdings Inc.
                                   (holding company  of NWA  Inc.). Prior  to 1989,  he was  employed by  the  Marriott
                                   Corporation  (hotels, restaurants, airline catering  and contract feeding), where he most recently was an executive vice  president and president of Marriott Hotels  and
                                   Resorts.  Mr.  Malek  is  also  a director  of  American  Management  Systems, Inc.,
                                   Automatic Data Processing,  Inc., Avis,  Inc., FPL Group,  Inc., National  Education
                                   Corporation  and Northwest Airlines Inc. Mr. Malek  also is a director or trustee of
                                   17 investment companies for which Mitchell Hutchins or PaineWebber serves as invest-
                                   ment adviser.

          NOMINEE; AGE                     BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS; OTHER DIRECTORSHIPS
---------------------------------  ------------------------------------------------------------------------------------
Carl W. Schafer; 60                Mr.  Schafer  is  president  of  the  Atlantic  Foundation  (charitable   foundation
                                   supporting  mainly oceanographic exploration and research). He also is a director of
                                   Roadway Express, Inc. (trucking), The Guardian Group of Mutual Funds, Evans Systems,
                                   Inc. (a motor fuels,  convenience store and diversified  company), Hidden Lake  Gold
                                   Mines  Ltd. (gold mining),  Electronic Clearing House,  Inc. (financial transactions processing), Wainoco Oil Corporation and Nutraceutix Inc. (biotechnology). Prior  to
                                   January  1993, Mr. Schafer was chairman of  the Investment Advisory Committee of the
                                   Howard Hughes Medical  Institute. Mr. Schafer  also is  a director or  trustee of  7 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.
John R. Torell III; 56             Mr. Torell is chairman of Torell Management, Inc. (financial advisory firm), partner of  Zilkha & Company (merchant banking  and private investment company) and chairman of Telesphere Corporation (electronic provider of financial information). He is  the former  chairman  and  chief executive  officer  of Fortune  Bancorp  (1990-1991 and
                                   1990-1994, respectively). He is the  former chairman, president and chief  executive officer of CalFed, Inc. (savings association) (1988 to 1989) and former president of
                                   Manufacturers Hanover Corp. (bank) (prior to 1988). Mr. Torell is also a director of
                                   American  Home Products  Corp., Volt  Information Sciences  Inc., and  New Colt Inc.
                                   (armament manufacturer). Mr. Torell  also is a director  or trustee of 7  investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

--------------------------
*Indicates "interested person" of the Funds, as defined by the 1940 Act, by reason of his or her position with Mitchell Hutchins, PaineWebber or PW Group and/or share ownership in PW Group.

    The Board of Insured Municipal Income Fund met seven times during its most recently completed fiscal year. The Board of Investment Grade Income Fund met six times during its most recently completed fiscal year. Each Board has an audit committee consisting of its independent Board Members (currently, Richard
Q. Armstrong, Meyer Feldberg, Richard Burt, John R. Torell III and William D. White). Each of the members attended 75% or more of Board meetings during each Fund's most recently completed fiscal year, with the exception of Mr. Burt and Mr. White with respect to Insured Municipal Income Fund. Each of the members of the audit committee attended 75% or more of that committee's meetings during each Fund's most recently completed fiscal year. The duties of the audit committee are (a) to review reports prepared by the Fund's independent auditors, including reports on the Fund's internal accounting control procedures; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the Board and make such recommendations as it deems necessary. The Boards do not have standing nominating or compensation committees. Information concerning Fund officers is set forth in Exhibit C.

    REQUIRED  VOTE.   For  each  Fund, and  provided  a quorum  is  present: the candidates for the two Board Memberships to be elected by the APS holders receiving the affirmative vote of a plurality of the votes cast for the election of Board Members by APS holders will be elected to those Board Memberships; and the candidates for the remaining Board Memberships receiving the affirmative vote of a plurality of the votes cast for the election of Board Members by all Shareholders will be elected to the remaining Board Memberships.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSALS 1 AND 2.

                           --------------------------
           PROPOSAL 3-- APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT
             RESTRICTIONS AND POLICIES OF EACH FUND

    RELEVANT FUNDS.  Both Funds.

    REASONS FOR THE PROPOSED CHANGES. Pursuant to the 1940 Act, each of the Funds has adopted certain fundamental investment restrictions and policies ("fundamental restrictions"), which are set forth in the Fund's prospectus or statement of additional information, and which may be changed only with Shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board without Shareholder approval.

    Certain of the fundamental restrictions that the Funds have adopted in the past reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Other fundamental restrictions reflect regulatory requirements which remain in effect but which are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new funds have been created within the PaineWebber fund complex over a period of years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

    Accordingly, the Boards have approved revisions to their respective Funds' fundamental restrictions in order to simplify, modernize and make more uniform within the PaineWebber fund complex those investment restrictions that are required to be fundamental, and to eliminate those fundamental restrictions that are not legally required. Existing fundamental restrictions that are eliminated because they are not required to be fundamental would be re-classified as non-fundamental restrictions. Notwithstanding the changes to the Funds'
fundamental investment restrictions proposed under Proposal 3, the Funds' investment policies would continue to be subject to the guidelines and other restrictions with which the Funds agreed to comply in connection with the rating of the APS by Standard & Poor's, a division of The McGraw Hill Companies, Inc., or Moody's Investors Service, Inc.

    The Boards believe that the proposed changes to the Funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the Funds' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those policies that can be changed only by Shareholder vote, each Fund will more often be able to avoid the costs and delays associated with a Shareholder meeting when making changes to its investment policies that, at a future time, its Board considers desirable. Although the proposed changes in fundamental restrictions will allow the Funds greater investment flexibility to respond to future investment opportunities, the Boards do not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Fund.

    The text and a summary description of each proposed change to the Funds' fundamental restrictions are set forth below. Shareholders should refer to Exhibit FR to this proxy statement for the text of the Funds' existing fundamental restrictions.

    The text below also describes those non-fundamental restrictions that would be adopted by the Boards in conjunction with the elimination of fundamental restrictions under Proposal 3. Any non-fundamental restriction may be modified or eliminated by the appropriate Board at any future date without any further approval of Shareholders.

    If the proposed changes are approved by Shareholders of the respective Funds at the Meeting, the Funds' statements of additional information will be revised to reflect those changes. This will occur as soon as practicable following the Meetings. Proposal 3 will not result in a change to either Fund's investment objective, even though it also constitutes a fundamental policy.

    PROPOSED CHANGES. The following is the text and a summary description of the proposed changes to the Funds' fundamental restrictions, together with the text of those non-fundamental restrictions that would be adopted in connection with the elimination of certain of the Funds' current fundamental restrictions. Also set forth is a restatement of the Funds' fundamental restriction on senior securities and borrowing, which is not being changed. With respect to each Fund and each proposed fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the fundamental restriction.

    1. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION FOR DIVERSIFIED FUNDS.

    PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Fund will not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies."

    The following interpretation applies to, but is not a part of, this fundamental restriction:

        "Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity."

    With respect to Insured Municipal Income Fund, the foregoing interpretation includes the following:

        "This restriction does not limit the percentage of the Fund's assets that may be invested in Municipal Obligations insured by any given insurer."

    DISCUSSION: The Funds are "diversified" investment companies under the 1940 Act and, accordingly, must have fundamental restrictions or policies establishing the percentage limitations with respect to investments in individual issuers that they will follow in order to qualify as "diversified" for that purpose. The Funds' current restrictions are somewhat more limiting than is necessary in order to qualify as "diversified" funds. For example, the Funds' restrictions do not reflect exceptions for investments in securities of other investment companies. The Funds' current restrictions also do not refer to the required limitation on holding more than 10% of an issuer's voting securities. The proposed language would conform to language being proposed for use by other funds within the PaineWebber fund complex.

    Proposal 3 would not change the affirmative fundamental policy of Insured Municipal Income Fund, as stated in its prospectus, of normally investing at least 80% of its total assets in insured municipal obligations.

    2.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON CONCENTRATION.

    PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Fund will not purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities."

    DISCUSSION: The proposed changes to the Funds' fundamental concentration policy would conform the language of the Funds' fundamental restriction on this subject to language being proposed for use by other funds within the PaineWebber fund complex. The Boards believe that conforming the language in this manner will help avoid unintended differences in interpretation or effect.

    3. MODIFICATION OF FUNDAMENTAL RESTRICTION ON SENIOR SECURITIES AND BORROWING (UNCHANGED).

    TEXT   OF  FUNDAMENTAL  RESTRICTION:    No   change  is  proposed  for  this
restriction. The current restriction, which would remain in effect under Proposal 3, is as follows:

        "The Fund will not issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements), except (a) the Fund may borrow in an amount not in excess of 33 1/3% of total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes."

    DISCUSSION: As indicated above, Proposal 3 would make no change to this fundamental restriction.

    4.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Fund will not make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan."

    DISCUSSION: The proposed changes would conform the language of the Funds' fundamental restriction on this subject to language being proposed for use by other funds within the PaineWebber fund complex. The Boards believe that conforming the language in this manner will help avoid unintended differences in interpretation or effect. The language also clarifies that the acquisition of loan participations and similar interests in debt instruments does not constitute the making of a loan.

    The proposed change also clarifies that loans of portfolio securities will be excluded from the general fundamental restriction on making loans. This does not represent any change in the Fund's existing fundamental policy. The Boards believe that the Funds should not be subject to a fundamental restriction on securities lending and that each Board should be able to govern the extent of securities lending through a non-fundamental policy.

    The Boards have authorized the adoption of non-fundamental policies that would allow each Fund to lend portfolio securities in an amount up to 33 1/3% of its total assets, which is the maximum level permitted under the 1940 Act. Neither of the Funds currently lends any portfolio securities, and the Funds will not do so unless and until specific securities lending programs are considered and approved by their respective Boards. Mitchell Hutchins currently is considering proposals for securities lending programs for the Funds, and it anticipates presenting a recommendation for such a program to the Boards in the near future. Any such program would be subject to a determination that engaging in securities lending would not have an adverse affect on the rating of the Funds' APS.

    Lending securities would enable a Fund to earn additional income but could result in a loss or delay in recovering the securities. Under any securities lending program that may be approved by the Boards, a Fund would lend portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins (or, where applicable, a Fund's sub-adviser) deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. The Fund would pay reasonable administrative and custodial fees in connection with any loan and might pay a negotiated portion of the interest earned on the cash or instruments held as collateral to the borrower or to the placing broker. The Fund would retain the authority to terminate any loans at any time. A Fund would regain record ownership of loaned securities to exercise beneficial rights, such as voting rights, when doing so is considered to be in the Fund's interest.

    5.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Fund will not engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities."

    DISCUSSION: The proposed changes would conform the language of the Funds' fundamental restriction on this subject to language being proposed for use by other funds within the PaineWebber fund complex. The Boards believe that conforming the language in this manner will help avoid unintended differences in interpretation or effect.

    6.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Fund will not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

    DISCUSSION: The proposed changes to this investment restriction more completely describe the types of real estate-related securities that are permissible and conform the language of the Funds' fundamental restriction on this subject to language being proposed for use by other funds within the PaineWebber fund complex. The Boards believe that conforming the language in this manner will help avoid unintended differences in interpretation or effect.

    7.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES.

    PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Fund will not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

    DISCUSSION: The proposed changes to this investment restriction are intended to ensure that each Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Fund by its Board. The Boards believe that this flexibility is necessary for the Funds to respond to the rapid and continuing development of derivative products. The proposed changes also allow flexibility in the event of changes in regulatory standards or limitations. The Funds' existing fundamental restrictions already permit the Boards to establish investment policies using most or all of these types of financial contracts. However, each Fund's use of financial contracts is limited by the requirements of the rating agencies that rate the APS.

    8.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

    PROPOSED CHANGE; TEXT OF RELATED NON-FUNDAMENTAL RESTRICTION:

        Upon the approval of Proposal 3, the existing fundamental restrictions on engaging in margin transactions would be eliminated, and the Funds would become subject to the following non-fundamental restriction:

        "The Fund will not purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

    DISCUSSION: The Funds are not required to have a fundamental restriction on a Fund's ability to engage in margin transactions. In order to maximize the Funds' flexibility, the Boards believe that the Funds' restrictions on margin transactions should be made non-fundamental.

    The non-fundamental restriction will conform to language being proposed for use by other funds within the PaineWebber fund complex. The language includes an exception for margin deposits in connection with financial contracts or derivative instruments that conforms with the exception contained in the proposed change to the Funds' fundamental restriction on investing in commodities.

    9.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES.

    PROPOSED CHANGE; TEXT OF RELATED NON-FUNDAMENTAL RESTRICTION:

        Upon the approval of Proposal 3, the existing fundamental restrictions on engaging in short sales would be eliminated, and the Funds would become subject to the following non-fundamental restriction:

        "The Fund will not engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

    DISCUSSION: Under the 1940 Act, the Securities and Exchange Commission ("SEC") is authorized to limit the ability of the Funds to engage in short sales, except in connection with an underwriting in which the Fund is a participant. One type of short sale transaction that is permitted under SEC policies is a short sale "against the box," in which a Fund engages in a short sale of a security that it already owns or has the right to own. These transactions generally are entered into in order to defer realization of gains or losses for tax or other purposes.

    Although the Funds may be limited in their ability to engage in short sales, the Funds are not required to establish a fundamental restriction on short sales. Consistent with the Boards' determination to promote flexibility and efficiency in the event of future changes in the law, the Boards believe that the Funds' fundamental restriction on this subject should be removed and replaced by a non-fundamental restriction. That non-fundamental restriction will conform to language being proposed for use by other funds within the PaineWebber fund complex. The language will contain an exception for short positions in connection with financial contracts or derivative instruments that conforms with the exception contained in the proposed change to the Funds' fundamental restriction on investing in commodities.

    10. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OIL, GAS AND MINERAL LEASES AND PROGRAMS.

    PROPOSED CHANGE; TEXT OF RELATED NON-FUNDAMENTAL RESTRICTION:

        Upon the approval of Proposal 3, the Funds' existing fundamental restrictions on investments in oil, gas or minerals would be eliminated, and the Funds would become subject to the following non-fundamental restriction:

        "The Fund will not invest in oil, gas or mineral exploration or development programs or leases, except that investments in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated from such programs or leases are not subject to this prohibition."

    DISCUSSION: The Funds are not required to have a fundamental restriction with respect to oil, gas or mineral investments. In order to maximize the Funds' flexibility, the Boards believe that the Funds' restrictions on oil, gas and mineral investments should be made non-fundamental.

    The non-fundamental restriction adopted by the Boards will conform to language being proposed for use by other funds within the PaineWebber fund complex and will establish uniform exceptions that serve to clarify the limited scope of the restriction. The non-fundamental restriction applies only to oil, gas and mineral leases and development programs and not to other investments relating to oil, gas or minerals.

    REQUIRED VOTE. Approval of each of the numbered changes contemplated by Proposal 3 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of the Fund or (2) 67% or more of the Shares of the Fund present at the Meeting if more than 50% of the outstanding Shares of the Fund are represented at the Meeting in person or by proxy. With respect to Proposal 3, the Shares of a Fund's Common Stock and APS will vote together as a single class. Shareholders of either Fund may vote against the changes proposed with respect to specific fundamental restrictions applicable to their Fund in the manner indicated on the proxy card.

    IF ONE OR MORE OF THE NUMBERED CHANGES CONTEMPLATED BY PROPOSAL 3 IS NOT APPROVED BY SHAREHOLDERS OF A FUND, THE RELATED, EXISTING FUNDAMENTAL RESTRICTION(S) OF THE FUND WILL CONTINUE IN EFFECT FOR THAT FUND, BUT DISAPPROVAL OF ALL OR PART OF PROPOSAL 3 BY THE SHAREHOLDERS OF ONE FUND WILL NOT AFFECT ANY APPROVALS OF PROPOSAL 3 THAT ARE OBTAINED WITH RESPECT TO THE OTHER FUND.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

                           --------------------------
               PROPOSAL 4--AMENDMENT OF ARTICLES OF INCORPORATION

    RELEVANT FUND.  Insured Municipal Income Fund.

    DISCUSSION. Proposal 4 is to amend the Articles of Incorporation of Insured Municipal Income Fund to change the formal name of the Fund from "PaineWebber Premier Insured Municipal Income Fund Inc." to "Insured Municipal Income Fund Inc."

    On June 2, 1995, the Fund's Board, acting upon the recommendation of Mitchell Hutchins, determined to recommend this name change to the Fund's Shareholders. At the same time, the Board approved the Fund's use of "Insured Municipal Income Fund" as a trade name pending a Shareholders' meeting at which a vote on a formal name change could be taken. The Fund has been doing business as "Insured Municipal Income Fund" since August 1995, when necessary approvals relating to the Fund's listing under that name on the New York Stock Exchange, Inc. were obtained.

    The proposed name change, like the use of "Insured Municipal Income Fund" as a trade name, is intended to facilitate broadened secondary market trading of the Fund's Common Stock within the general brokerage community. Mitchell Hutchins advised the Fund's Board that discounts from net asset value experienced in secondary market trading of Shares of the Fund's Common Stock may be due in part to a reluctance by many brokerage firms to actively follow and trade closed-end investment companies that are closely associated with a particular retail brokerage firm. Mitchell Hutchins and the Fund's Board believe that the proposed name change will remove that obstacle to more active trading, while accurately describing the Fund's investment objective and policies and, therefore, should benefit holders of the Fund's Common Stock.

    REQUIRED VOTE. Approval of this proposal requires the affirmative vote of a majority of the Shares of the Fund's Common Stock and APS, voting together as a single class.

    THE INSURED MUNICIPAL INCOME FUND BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4.

                           --------------------------

                             ADDITIONAL INFORMATION

    The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins or PaineWebber, who will not receive any compensation therefor from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors retained by the Funds, who will be paid the approximate fees and expenses for soliciting services set forth below. Soliciting fees and expenses payable to Shareholder Communications Corporation by either Fund are a function of the number of Shareholders in that Fund.

                                                                                                      SOLICITING
                                                                                                   FEES AND EXPENSES
FUND                                                                                                 (APPROXIMATE)
----------------------------------------------------------------------------------------------  -----------------------
Investment Grade Income Fund..................................................................          $13,900
Insured Municipal Income Fund.................................................................          $25,300

                             SHAREHOLDER PROPOSALS

    Any Shareholder who wishes to submit proposals to be considered at a Fund's next annual meeting of Shareholders should send the proposals to that Fund at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the following dates, which have been determined on the basis of SEC rules:

FUND                                                                                                       DATE
--------------------------------------------------------------------------------------------------  -------------------
Investment Grade Income Fund......................................................................  August 3, 1996
Insured Municipal Income Fund.....................................................................  March 29, 1996

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Funds.

                                          By order of the Boards,
                                          DIANNE E. O'DONNELL
                                          SECRETARY

February 28, 1996

           IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES
                                 PROMPTLY.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A --    Year in Which Each Nominee or Current Board Member Standing for Reelection Became
                a Member of the Board.............................................................  A-1
Exhibit B --    Fund Ownership of Nominees and Current Board Members..............................  B-1
Exhibit C --    Officer Information...............................................................  C-1
Exhibit FR --   Existing Fundamental Restrictions.................................................  FR-1

                                                                       EXHIBIT A

               YEAR IN WHICH EACH NOMINEE OR CURRENT BOARD MEMBER
             STANDING FOR REELECTION BECAME A MEMBER OF THE BOARD*

                                                  MARGO N.     RICHARD Q.      E. GARRETT
FUND NAME                                         ALEXANDER     ARMSTRONG     BEWKES, JR.**    MEYER FELDBERG     RICHARD BURT
-----------------------------------------------  -----------  -------------  ---------------  -----------------  ---------------
Investment Grade Income Fund...................        1996          1995            1992              1992              1995
Insured Municipal Income Fund..................        1995          1995            1993              1993              1995

                                                   JOHN R.
FUND NAME                                        TORELL III
-----------------------------------------------  -----------
Investment Grade Income Fund...................        1992
Insured Municipal Income Fund..................        1992

----------------------------------
 *Excludes  Mary C.  Farrell, George  W. Gowen,  Frederic V.  Malek and  Carl W.
  Schafer, who are not presently members of these Boards.

**Mr. Bewkes resigned from each Board and was reappointed during 1993.

                                                                       EXHIBIT B

            FUND OWNERSHIP OF NOMINEES AND CURRENT BOARD MEMBERS (1)

                                                                                                            NO. OF SHARES HELD
                                                                                                                  AS OF
NOMINEE OR CURRENT BOARD MEMBERS                                                                               FEBRUARY 7,
WHO ARE STANDING FOR REELECTION                                               FUND                               1996 (2)
----------------------------------------------------  ----------------------------------------------------  ------------------
E. Garrett Bewkes, Jr...............................  Insured Municipal Income Fund                                 18,200
John R. Torell III..................................  Insured Municipal Income Fund                                    100
                                                      Investment Grade Income Fund                                     100

----------------------------------

(1) The following Board Members did not file timely reports under Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act"): Mrs. Alexander filed one late report for both Insured Municipal Income Fund and Investment Grade Income Fund; Mr. Feldberg, Mr. Bewkes, Mr. Torell, and Mr. White each filed one late report for Insured Municipal Income Fund. None of the delayed reports involved any transactions, and neither Fund is aware of any outstanding reports required to be filed by any Board Member.

(2) Unless otherwise stated, as of the date indicated, each director has sole voting and investment power of Shares owned.

                                                                       EXHIBIT C

                              OFFICER INFORMATION

                                                                                 NO. OF INVESTMENT     OFFICER SINCE
                                                                                COMPANIES ON WHICH   -----------------
NAME; PRINCIPAL BUSINESS OCCUPATION                                                SERVES AS AN      INVESTMENT GRADE
FOR THE PAST FIVE YEARS                            AGE            OFFICE          OFFICER (1)(2)        INCOME FUND
---------------------------------------------      ---      ------------------  -------------------  -----------------
Margo N. Alexander; Mrs. Alexander is                  48   President                       30                5/95
 president, chief executive officer and a
 director of Mitchell Hutchins (since January
 1995). Mrs. Alexander is an executive vice
 president and director of PaineWebber.

Teresa M. Boyle; Ms. Boyle is a first vice             37   Vice President                  30               12/93
 president and manager-- advisory
 administration of Mitchell Hutchins. Prior
 to November 1993, she was compliance manager
 of Hyperion Capital Management, Inc., an
 investment advisory firm. Prior to April
 1993, Ms. Boyle was a vice president and
 manager--legal administration of Mitchell
 Hutchins.

Joan L. Cohen; Ms. Cohen is a vice president           31   Vice President and              25                2/94
 and attorney of Mitchell Hutchins. Prior to                 Assistant
 December 1993, she was an associate at the                  Secretary
 law firm of Seward & Kissel.

C. William Maher; Mr. Maher is a first vice            34   Vice President and              30                6/95
 president and a senior manager of the mutual                Assistant
 fund finance division of Mitchell Hutchins.                 Treasurer

NAME; PRINCIPAL BUSINESS OCCUPATION             INSURED MUNICIPAL
FOR THE PAST FIVE YEARS                            INCOME FUND
---------------------------------------------  -------------------
Margo N. Alexander; Mrs. Alexander is                    5/95
 president, chief executive officer and a
 director of Mitchell Hutchins (since January
 1995). Mrs. Alexander is an executive vice
 president and director of PaineWebber.
Teresa M. Boyle; Ms. Boyle is a first vice              12/93
 president and manager-- advisory
 administration of Mitchell Hutchins. Prior
 to November 1993, she was compliance manager
 of Hyperion Capital Management, Inc., an
 investment advisory firm. Prior to April
 1993, Ms. Boyle was a vice president and
 manager--legal administration of Mitchell
 Hutchins.
Joan L. Cohen; Ms. Cohen is a vice president             2/94
 and attorney of Mitchell Hutchins. Prior to
 December 1993, she was an associate at the
 law firm of Seward & Kissel.
C. William Maher; Mr. Maher is a first vice              6/95
 president and a senior manager of the mutual
 fund finance division of Mitchell Hutchins.

                                                                                 NO. OF INVESTMENT     OFFICER SINCE
                                                                                COMPANIES ON WHICH   -----------------
NAME; PRINCIPAL BUSINESS OCCUPATION                                                SERVES AS AN      INVESTMENT GRADE
FOR THE PAST FIVE YEARS                            AGE            OFFICE          OFFICER (1)(2)        INCOME FUND
---------------------------------------------      ---      ------------------  -------------------  -----------------
Dennis McCauley; Mr. McCauley is a managing            49   Vice President                  18                9/95
 director and chief investment officer--fixed
 income of Mitchell Hutchins. Prior to
 December 1994, he was director of fixed
 income investments of IBM Corporation.

Ann E. Moran; Ms. Moran is a vice president            38   Vice President and              30                6/93
 of Mitchell Hutchins.                                       Assistant
                                                             Treasurer

Dianne E. O'Donnell; Ms. O'Donnell is a                43   Vice President and              30                8/92
 senior vice president and deputy general                    Secretary
 counsel of Mitchell Hutchins.

Victoria E. Schonfeld; Ms. Schonfeld is a              45   Vice President                  30                5/94
 managing director and general counsel of
 Mitchell Hutchins. From April 1990 to May
 1994, she was a partner in the law firm of
 Arnold & Porter. Prior to April 1990, she
 was a partner in the law firm of Shereff,
 Friedman, Hoffman & Goodman.

Paul H. Schubert; Mr. Schubert is a first              33   Vice President and              30                9/94
 vice president and a senior manager of the                  Assistant
 mutual fund finance division of Mitchell                    Treasurer
 Hutchins. From August 1992 to August 1994,
 he was a vice president at BlackRock
 Financial Management, Inc. Prior to August
 1992, he was an audit manager with Ernst &
 Young LLP.

NAME; PRINCIPAL BUSINESS OCCUPATION             INSURED MUNICIPAL
FOR THE PAST FIVE YEARS                            INCOME FUND
---------------------------------------------  -------------------
Dennis McCauley; Mr. McCauley is a managing              9/95
 director and chief investment officer--fixed
 income of Mitchell Hutchins. Prior to
 December 1994, he was director of fixed
 income investments of IBM Corporation.
Ann E. Moran; Ms. Moran is a vice president              6/93
 of Mitchell Hutchins.
Dianne E. O'Donnell; Ms. O'Donnell is a                  2/93
 senior vice president and deputy general
 counsel of Mitchell Hutchins.
Victoria E. Schonfeld; Ms. Schonfeld is a                5/94
 managing director and general counsel of
 Mitchell Hutchins. From April 1990 to May
 1994, she was a partner in the law firm of
 Arnold & Porter. Prior to April 1990, she
 was a partner in the law firm of Shereff,
 Friedman, Hoffman & Goodman.
Paul H. Schubert; Mr. Schubert is a first                9/94
 vice president and a senior manager of the
 mutual fund finance division of Mitchell
 Hutchins. From August 1992 to August 1994,
 he was a vice president at BlackRock
 Financial Management, Inc. Prior to August
 1992, he was an audit manager with Ernst &
 Young LLP.

                                                                                 NO. OF INVESTMENT     OFFICER SINCE
                                                                                COMPANIES ON WHICH   -----------------
NAME; PRINCIPAL BUSINESS OCCUPATION                                                SERVES AS AN      INVESTMENT GRADE
FOR THE PAST FIVE YEARS                            AGE            OFFICE          OFFICER (1)(2)        INCOME FUND
---------------------------------------------      ---      ------------------  -------------------  -----------------
Julian F. Sluyters; Mr. Sluyters is a senior           35   Vice President and              30                8/92
 vice president and the director of the                      Treasurer
 mutual fund finance division of Mitchell
 Hutchins. Prior to 1991, he was an audit
 senior manager with Ernst & Young LLP.

Gregory K. Todd; Mr. Todd is a first vice              39   Vice President and              30                6/93
 president and associate general counsel of                  Assistant
 Mitchell Hutchins. Prior to 1993, he was a                  Secretary
 partner in the law firm of Shereff,
 Friedman, Hoffman & Goodman.

Keith A. Weller; Mr. Weller is a first vice            34   Vice President and              24                9/95
 president and associate general counsel of                  Assistant
 Mitchell Hutchins. From September 1987 to                   Secretary
 May 1995, he was an attorney in private
 practice.

NAME; PRINCIPAL BUSINESS OCCUPATION             INSURED MUNICIPAL
FOR THE PAST FIVE YEARS                            INCOME FUND
---------------------------------------------  -------------------
Julian F. Sluyters; Mr. Sluyters is a senior             2/93
 vice president and the director of the
 mutual fund finance division of Mitchell
 Hutchins. Prior to 1991, he was an audit
 senior manager with Ernst & Young LLP.
Gregory K. Todd; Mr. Todd is a first vice                6/93
 president and associate general counsel of
 Mitchell Hutchins. Prior to 1993, he was a
 partner in the law firm of Shereff,
 Friedman, Hoffman & Goodman.
Keith A. Weller; Mr. Weller is a first vice              9/95
 president and associate general counsel of
 Mitchell Hutchins. From September 1987 to
 May 1995, he was an attorney in private
 practice.

----------------------------------
(1)  Indicates   only  investment  companies  for  which  Mitchell  Hutchins  or
     PaineWebber serves as investment adviser; each officer serves in the same capacity for each separate investment company.

(2) The following officers did not file timely reports under Section 16(a) of the Exchange Act: Mrs. Alexander, Mr. Maher, and Mr. McCauley each filed one report late for both Insured Municipal Income Fund and Investment Grade Income Fund; Mr. Schubert filed two reports late for Insured Municipal Income Fund and one report late for Investment Grade Income Fund; Ms. Boyle, Ms. Cohen, Ms. Harris, Ms. Moran, Ms. O'Donnell, Ms. Schonfeld, Mr. Sluyters, and Mr. Todd each filed one late report for Insured Municipal Income Fund. None of the delayed reports involved any transactions, and neither Fund is aware of any outstanding reports required to be filed by any officer.

                                                                      EXHIBIT FR

                       EXISTING FUNDAMENTAL RESTRICTIONS

    The existing fundamental restrictions of each Fund will be found on the following pages of this exhibit.

                               TABLE OF CONTENTS

Investment Grade Income Fund...................................................................       FR-2
Insured Municipal Income Fund..................................................................       FR-3

                          INVESTMENT GRADE INCOME FUND

The Fund may not:

     (1) issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements), except (a) the Fund may borrow in an amount not in excess of 33 1/3% of total assets (including the amount  of  senior  securities  issued,  but  reduced  by  any  liabilities  and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

     (2) purchase the securities of any one issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer, provided that securities issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation;

     (3) make an investment in any one industry if the investment would cause the aggregate value of all the Fund's investments in such industry to equal 25% or more of the Fund's total assets; provided that this limitation shall not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and provided further that this limitation does not apply to Municipal Obligations other than those backed only by the assets and revenues of a non-governmental entity;

     (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

     (5) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

     (6) make short sales of securities or maintain a short position, except that the Fund may maintain short positions in connection with its use of options, futures contracts and options on futures contracts and sell short "against the box;"

     (7) purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and liquidate real estate acquired as a result of such enforcement;

     (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and options thereon;

     (9) invest in oil, gas or mineral-related programs or leases; or

    (10)   make  loans,  except  through  loans  of  portfolio  instruments  and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

    For purposes of limitation (2), each state (including the District of Columbia), territory and possession of the United States, each public subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by such government or entity and owned by the Fund exceeds 10% of the Fund's total assets, such a guarantee would be considered a separate security and would be treated as issued by such government or entity. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

                         INSURED MUNICIPAL INCOME FUND

The Fund may not:

     (1) issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements), except (a) the Fund may borrow in an amount not in excess of 33 1/3% of total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

     (2) purchase the securities of any one issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer, provided that securities issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation;

     (3) make an investment in any one industry if the investment would cause the aggregate value of all the Fund's investments in such industry to equal 25% or more of the Fund's total assets; provided that this limitation shall not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and provided further that this limitation does not apply to Municipal Obligations other than those backed only by the assets and revenues of a non-governmental entity;

     (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

     (5) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

     (6) make short sales of securities or maintain a short position, except that the Fund may maintain short positions in connection with its use of options, futures contracts and options on futures contracts and sell short "against the box;"

     (7) purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and liquidate real estate acquired as a result of such enforcement;

     (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and options thereon;

     (9) invest in oil, gas or mineral-related programs or leases; or

    (10) make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

    For  purposes  of  limitation (2),  each  state (including  the  District of
Columbia), territory and possession of the United States, each public subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond ("IDB") or private activity bond ("PAB"), if that bond is backed only by the assets and revenues of the non-governmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by such government or entity and owned by the Fund exceeds 10% of the Fund's total assets, such a guarantee would be considered a separate security and would be treated as issued by such government or entity. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in Municipal Obligations insured by any given insurer.